UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 31, 2007
VeraSun Energy Corporation
(Exact name of registrant as specified in its charter)

South Dakota (State or other jurisdiction of incorporation)	000-32913 (Commission File Number)	20-3430241 (I.R.S. Employer Identification No.)
100 22nd Avenue
Brookings, SD 57006
(Address of principal executive offices)
(605) 696-7200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Bruce A. Jamerson resigned his position as a Class III director of VeraSun Energy Corporation (the “Company”) effective August 31, 2007. He had previously served as the Company’s President until taking a position as chief executive officer of Mascoma Corporation in March 2007. Mr. Jamerson informed the Company that he resigned to be able to devote his full attention to his responsibilities at Mascoma.

VERASUNENERGY CORPORATION
Date: August 31, 2007	By:	/s/ Donald L. Endres
Donald L. Endres
Chief Executive Officer